                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     California Micro Devices, Corporation
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                                                   July 20, 1995



Dear Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders on Friday, September 15, at 9:00 a.m., at the Great America Marriott Hotel, Santa Clara, California. Since our last shareholder meeting almost two years ago, your Company has undergone a series of dramatic -- and traumatic -- changes. Today, California Micro Devices Corporation is operating under new management, and is establishing its credibility as a provider of integrated passive components and telecommunications integrated circuits.

     The Executive Committee of the Board of Directors unanimously recommends that all shareholders vote for the election of the nominated directors, and for the other proposals presented in this Proxy Statement. The Executive Committee consists of five of the six directors on the Board. These five directors were never employees of the Company; Chan Desaigoudar, the past CEO and Chairman of the Board, is the only sitting director who is not a member of the Committee. The Committee was created on December 1, 1994, after Mr. Desaigoudar's employment by the Company was terminated and he refused the request of the other Board members to resign from the Board. The Company has since filed suit against Mr. Desaigoudar, based on his alleged breach of fiduciary duty to the Company.

     It is vital to the future success of the Company to finish the clean-up of the problems of the past. An important step in this process is the election of a new Board of Directors and adoption of the Stock Plans contained in this Proxy. Your management is looking forward to a bright future for the Company and wholeheartedly believes that the passage of the proposals contained in this Proxy are necessary to realize that future.

     Whether or not you plan to attend the Annual Meeting, PLEASE MARK, SIGN, DATE AND RETURN your proxy card in the enclosed envelope as soon as possible.
It is imperative that we have as many shares present -- in person or by proxy -- as possible. Mr. Desaigoudar owns approximately 1.9 million shares of the Company's Common Stock, a 22% ownership interest; if the shareholder response is small, it is possible that Mr. Desaigoudar will have a disproportionate voice in your Company's future. If you intend to attend the Meeting, please mark the appropriate box on your card and fill out the remaining sections. This will assure that your stock will be voted in accordance with the instructions you have given in your proxy card in the event you are unable to attend. You may, of course, attend the Annual Meeting and vote in person even if you have previously sent in your proxy card. IT IS EXTREMELY IMPORTANT THAT EVERY SHAREHOLDER VOTE AT THIS ANNUAL MEETING. PLEASE SEND IN YOUR PROXY CARD.

                               Very truly yours,


                               /s/ Wade Meyercord
                               WADE MEYERCORD
                               Chairman of the Board

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of Shareholders of California Micro Devices Corporation ("CMD") will be held at the Great America Marriott Hotel, 2700 Mission College Blvd., Santa Clara, California on September 15, 1995, at 9 a.m. The items of business are:

1. Election of six directors of the Company, to serve until the next annual meeting of shareholders.

2.   Ratification of the Appointment of Auditors.

3.   Approve the 1995 Employee Stock Purchase Plan.

4.   Approve the 1995 Stock Option Plan.

5.   Approve the 1995 Non-Employee Directors' Stock Option Plan.

6.   Such other matters as may properly come before the meeting.

     These items are more fully described in the following pages, which are hereby made a part of this Notice.

     Only shareholders of record at the close of business on July 17, 1995 will be entitled to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                                               Sincerely,


                                               /s/ Scott Hover-Smoot
Milpitas, California                           SCOTT HOVER-SMOOT
July 20, 1995                                  Secretary

                               TABLE OF CONTENTS
                                PROXY STATEMENT

                                                                                           Page
                                                                                           ----
I.     GENERAL INFORMATION                                                                  1
       Proxy Statement                                                                      1
       Who Can Attend the Annual Meeting                                                    1
       Quorum at the Annual Meeting                                                         1
       Submission of the Proxy Card                                                         1
       Voting by Proxy Card                                                                 1
       Conduct of the Annual Meeting                                                        2
       Procedure for Director Nominations by Shareholders                                   2
       Approval of Proxy Statement Items                                                    2

II.    MATTERS TO BE VOTED ON AT THE ANNUAL MEETING                                         3
       1.  Election of Six Directors (Nominees are Dr.Angel Jordan, Jeffrey Kalb,
            Wade Meyercord, Dr. C.K.N. Patel, Stuart Schube, and Dr. John Sprague)          3
       2.  Ratification of Ernst & Young, LLP, as the Company's Independent Accountants     5
       3.  Approval of  the 1995 Employee Stock Purchase Plan                               6
       4.  Approval of the 1995 Stock Option Plan                                           9
       5.  Approval of  the 1995 Non-Employee Directors' Stock Option Plan                 12

III.   SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS                         14
       Directors and Officers                                                              14
       Principal Shareholders                                                              17

IV.    CORPORATE GOVERNANCE -- OFFICERS AND DIRECTORS                                      18
       Board and Board Committees                                                          18
       Executive Compensation                                                              18
       Director Compensation                                                               20
       Compensation Committee Report                                                       20
       Compensation Committee Interlocks                                                   21
       Certain Relationships and Transactions                                              21

V.     Five Year Stock Performance Graph                                                   22

VI.    Other Business                                                                      23

VII.   Shareholder Proposals - Next Annual Meeting                                         23

                                      (i)

                     CALIFORNIA MICRO DEVICES CORPORATION
                                PROXY STATEMENT

                           I.   GENERAL INFORMATION

     This Proxy Statement, the accompanying proxy/voting instruction card (the "Proxy Card") and California Micro Devices Corporation Annual Report on Form 10-K for the period ended March 31, 1995 (the "Annual Report"), are being distributed to shareholders commencing on or about July 18, 1995. Whether or not you expect to attend the Company's 1995 Annual Meeting of Shareholders (the "Annual Meeting") in person, the Board of Directors requests that you complete and return your Proxy Card for use at the Annual Meeting and any adjournments thereof.

     PROXY STATEMENT.    This Proxy Statement consists of Sections I through
VII. These Sections are intended to be read and understood together as one document. PLEASE CAREFULLY READ EACH SECTION.

     WHO CAN ATTEND THE ANNUAL MEETING.    Only shareholders of record of common
stock issued by California Micro Devices Corporation ("CMD" or the "Company") at the close of business on July 17, 1995, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. Except as discussed herein, such shareholders are entitled to one vote for each share on each matter to be voted upon at the Annual Meeting.

     If you are a shareholder as of the Record Date and would like to attend the Annual Meeting, please check the appropriate box on the Proxy Card, and return the card in the envelope provided.

     QUORUM AT THE ANNUAL MEETING.    As of the Record Date, CMD had issued and
outstanding 8,681,404 shares of voting Common Stock. The holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The specific vote requirements for the matters being submitted to a shareholders' vote at the Annual Meeting are provided under "Approval of Proxy Statement Items."

     SUBMISSION OF PROXY CARD.    You are urged to sign and date the Proxy Card
and return it in the prepaid reply envelope provided for such purpose. THIS WILL IN NO WAY AFFECT YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. A shareholder giving a proxy has the right to revoke it at any time before it is voted by giving notice of such revocation to the Secretary of the Company, by attending the meeting and voting in person, or by returning a later dated proxy.

     The number of shares designated on the Proxy Card represents the total number of shares held in your name on the Record Date.

     If you receive more than one proxy card in separate mailings it is an indication that your shares are registered differently in more than one account. ALL Proxy Cards received by you should be signed and mailed by you to ensure that all your shares are voted.

     VOTING BY PROXY CARD.    When you vote by Proxy Card, the following
procedure will apply:

     If you intend to vote by Proxy Card, please cast your vote FOR or AGAINST any proposal by marking the appropriate box. Sign your Proxy Card where indicated, and return it in the enclosed prepaid envelope. When your Proxy Card is returned properly marked and signed, the shares represented thereby will be voted in accordance with your directions.

     Signed proxies received by California Micro Devices Corporation on which no contrary instruction has been given will be voted FOR Proposals 1 through 5. IF YOU DO NOT VOTE FOR OR AGAINST A PROPOSAL, AND YOU RETURN YOUR SIGNED PROXY CARD, YOU WILL HAVE VOTED FOR

PROPOSALS 1 THROUGH 5. If you wish to vote in accordance with the Executive Committee's recommendation, simply sign, date and return your proxy card in the envelope provided.

     As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the Annual Meeting other than the above items.

     Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others (the "Record Holders") to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company or by solicitors retained by the Company. No additional compensation will be paid to any Company employee, officer, or director for such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver soliciting materials to Record Holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The costs of these services, exclusive of out-of-pocket costs, is not expected to exceed $12,000.

     CONDUCT OF THE ANNUAL MEETING. The Annual Meeting will be conducted in accordance with Robert's Rules of Order. For the purpose of assuring accurate recording of proceedings, the Company intends to videotape the Annual Meeting.

     PROCEDURE FOR DIRECTOR NOMINATIONS BY SHAREHOLDERS.    On July 14, 1995,
the Board of Directors amended the ByLaws of the Company to require advance notification should any shareholder seek to recommend a person as a nominee for director. The amended ByLaws provide that the Company's Secretary must receive written notice of any shareholder nomination for director not less than thirty days before the date of the Annual Meeting. Pursuant to these amended ByLaws, any shareholder may recommend any person as a nominee for director of California Micro Devices Corporation by writing to: California Micro Devices Corporation,
Attn.: Scott Hover-Smoot, Secretary, 215 Topaz Street, Milpitas, California 95035. Recommendations must be received by August 15, 1995 (30 days before the date set for the Company's Annual Meeting), and must be accompanied by a statement from the nominee indicating his or her willingness to serve if elected and disclosing his or her principal occupations or employment during the past five years.

     APPROVAL OF PROXY STATEMENT ITEMS.    Only holders of shares of the
Company's Common Stock of record as at the close of business on July 17, 1995 (the "Record Date") are entitled to vote at the Annual Meeting. Except as otherwise provided for herein, each share of Common Stock is entitled to one vote on all matters to be voted upon. Votes cast at the Annual Meeting will be counted by an inspector of election, appointed by the Company. The presence, in person or by proxy duly authorized, of the holders of a majority of the voting shares will constitute a quorum for the transaction of business at the Annual Meeting and any continuation or adjournment thereof. Broker non-votes (i.e. shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the Annual Meeting. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at the Annual Meeting. As discussed below, the Company's ByLaws provide for cumulative voting for directors. Any shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger portion of votes. The proposals submitted to the Shareholders in the enclosed proxy must be approved by the vote of the holders of a majority of the votes of the shares of the Company represented in person or by proxy and entitled to vote at the Annual Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes for or against the proposal.

               II.  MATTERS TO BE VOTED ON AT THE ANNUAL MEETING


            ELECTION OF SIX DIRECTORS (PROXY STATEMENT ITEM NO. 1)
            ------------------------------------------------------

              YOUR BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF
       DR. ANGEL JORDAN, JEFFREY KALB, WADE MEYERCORD, DR. C.K.N. PATEL,
               STUART SCHUBE, AND DR. JOHN SPRAGUE AS DIRECTORS

     Six directors are to be elected to serve until the next annual meeting of shareholders and until the election and qualification of their successors. The Company's ByLaws provide for not less than five nor more than nine Directors, with the current number of directors fixed at six.

     Shareholders voting for the election of directors may cumulate their votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which each shareholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as they choose, provided that votes cannot be cast for more than the total number of directors to be elected at the meeting. However, no shareholder may cumulate votes until the candidate's name has been placed in nomination prior to the voting and at least one shareholder at the meeting has given notice of the intention to cumulate votes prior to the voting. If such notice is given, every shareholder present, in person or by proxy at the meeting, may cumulate votes. UNLESS OTHERWISE INSTRUCTED, PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR THE SIX NOMINEES NAMED BELOW.

     Five of the six nominees are current directors of the Company: Dr. Angel Jordan, Wade Meyercord, Dr. C.K.N. Patel, Stuart Schube, and Dr. John Sprague. The sixth nominee, Jeffrey Kalb, is the present Chief Executive Officer and President of the Company. Chan Desaigoudar, the Company's former CEO, is presently a director and is not a nominee. The Board terminated Mr. Desaigoudar's employment on December 1, 1994, and requested that he resign from the Board. He has refused to do so. On May 5, 1995, the Company filed suit in Santa Clara County Superior Court against Mr. Desaigoudar for alleged breach of his fiduciary duty to the Company, negligence in his actions as its CEO, and other civil wrongs. Under these circumstances, the Board does not recommend the nomination of Mr. Desaigoudar as a director of the Company.

     Brief biographies of the nominees are set out below. Additional information regarding their stock ownership and compensation can be found below under Sections III and IV.

     The following table sets forth the names, ages, and principal occupations for the periods indicated and other directorships of each of the current nominees at the 1995 Annual Meeting.

Name              Age     Principal Occupation for the past Five Years                        Director
- ----              ---     --------------------------------------------                        --------
                          and Other Directorships                                               Since
                          -----------------------                                               -----
Angel G. Jordan    64     University Professor of Electrical & Computer Engineering              1986
                          since 1991; Provost from 1983 to 1991; Dean of Engineering from 1979 to 1983, Carnegie-Mellon University.

Jeffrey C. Kalb    52     President and Chief Executive Officer since December 1994.              New
                          President and Chief Operating Officer of MasPar Computer            Nominee
                          Corporation (computer systems manufacturer), 1988 to 1993.
                          Vice President of Digital Equipment Corporation (computer
                          systems manufacturer), 1983 to 1987.

Wade Meyercord     54     Chairman of the Board since October 1994.                              1992
                          Partner, Meyercord & Associates since 1987 (consulting firm).
                          Chief Executive Officer Read-Rite Corp. (electronic data storage company), 1984 to 1987.  Director Health Advantage Ventures
                          (medical venture capital company). Chairman and Director, Sun
                          Medical Technologies (mobile medical provider).

C.K.N. Patel       57     Vice Chancellor for Research Programs, UCLA since 1993.                1990
                          Former Executive Director, Research Materials Science,
                          Engineering and Academic Affairs Division, AT&T Bell
                          Laboratories since 1962. Director, Newport Corp. and MTI, Inc.

Stuart Schube      55     President, Acorn Ventures, Inc. (venture capital management),          1986
                          and General Partner, the Genesis Fund, Ltd. (venture capital management company) since 1986.

John L. Sprague    65     President, John L. Sprague Associates since 1987 (consulting           1994
                          firm).  President and Chief Executive Officer, Sprague Electric
                          Company (electronics company), 1981 to 1987.  Various other executive management positions at Sprague Electric Company,
                          1959 to 1981.

  There are no family relationships among any of the directors and officers.

  RATIFICATION OF ERNST & YOUNG, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANT.
  ---------------------------------------------------------------------------
                         (PROXY STATEMENT ITEM NO. 2)
                         ----------------------------

            YOUR BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Ernst & Young, LLP as the Company's independent auditors for the fiscal year ending March 31, 1996, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     On January 6, 1995, the Company received a letter from Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), the Company's independent accountants, confirming that Coopers & Lybrand was terminating its auditing relationship with the Company.

     The Coopers & Lybrand reports on the financial statements of the Company for the two fiscal years ended June 30, 1994 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. As a result of press releases issued by the Company, notification was made to persons who are known to be relying upon or who are likely to rely upon, the financial statements of the Company and the report for the year ended June 30, 1994, that such financial statements should not be relied upon. The Coopers & Lybrand resignation did not involve a decision by the Audit Committee of the Board of Directors of the Company or the Board as a whole.

     During the Company's two most recent fiscal years and for the subsequent interim periods, there were no disagreements or reportable events pursuant to
Item 304(a) (1) (iv) or (v) of Regulation S-K.

     On January 31, 1995 the Company received a letter from Coopers & Lybrand confirming that it agrees with the foregoing statements.

     On January 31, 1995 the Company appointed Ernst & Young, LLP as its new independent accountants.

     Shareholder ratification of the selection of Ernst & Young, LLP as the Company's independent auditors is not required by the Company's ByLaws or otherwise. The Board of Directors is submitting the selection of Ernst & Young, LLP to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change could be in the best interests of the Company and its shareholders.

              APPROVAL OF  THE 1995 EMPLOYEE STOCK PURCHASE PLAN
              --------------------------------------------------
                         (PROXY STATEMENT ITEM NO. 3)
                         ----------------------------

              YOUR BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF
                     THE 1995 EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors on February 10, 1995 subject to ratification by the Shareholders of the Company at the 1995 Annual Meeting. A total of 250,000 shares of Common Stock have been reserved for issuance under the Purchase Plan.

     At the Annual Meeting, the Shareholders are being requested to ratify the adoption of the Purchase Plan. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present, or represented and entitled to vote at the Annual Meeting, will be required to ratify the adoption. The Board of Directors believes that this Purchase Plan is necessary to enable the Company to provide meaningful equity incentives to attract, motivate and retain employees and recommends that the Shareholders vote for ratification of this adoption. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THOSE PROXIES.

     A summary of the principal provisions of the Purchase Plan is set forth below.

     PURPOSE.    The purpose of the Purchase Plan is to attract and retain the best available personnel, to provide additional incentives to the employees of the Company and its subsidiaries, to promote the success of the Company's business and to enable the employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company on favorable terms through payroll deductions.

     ADMINISTRATION. The Purchase Plan is administered by a committee of the Board of Directors formed pursuant to the Purchase Plan (the "Committee"). Members of the Committee are ineligible to participate under the Purchase Plan. All questions of interpretation of the Purchase Plan are determined in the sole discretion of the Committee, and its determinations are final and binding upon all participants.

     ELIGIBILITY.     Any person who is employed by the Company (or any of its
majority-owned subsidiaries) at least 20 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan, provided that the employee is employed on the first day of an offering period and subject to certain limitations imposed by section 423(b) of the Code. Based upon the number of employees as of June 30, 1995, approximately 230 employees will be eligible to participate in the Purchase Plan.

     OFFERING DATES.    The Purchase Plan is implemented by establishing option
periods. Option periods may be any period up to 27 months. The Board of Directors may alter the duration of the option periods without shareholder approval. The Company has not yet commenced any offering pursuant to the Purchase Plan.

     PURCHASE PRICE.    The purchase price per share at which shares are sold
under the Purchase Plan is 85% of the lower of the fair market value of the Common Stock (a) on the date an option is granted or (b) on the date of purchase. The determination of the fair market value of the Common Stock on a grant date is based upon the closing price listed on a stock exchange or on the Nasdaq National Market System as of such date or the immediately preceding trading day, if the applicable valuation date is not a trading day.

     PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS.    The purchase price of the
shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 15% of a participant's eligible compensation.
Eligible compensation is interpreted to mean total compensation, including bonuses and commissions, but excluding special payments (such as moving expenses) and income with respect to stock options or other stock purchases. Payroll deductions generally commence on the first payday following the offering date, and continue at the same rate until the last payday of the offering period unless sooner terminated as provided in the Purchase Plan.

     PURCHASE OF STOCK; EXERCISE OF OPTION.    The maximum number of shares
placed under option to a participant in an offering is that number determined by dividing the amount of the participant's total payroll deductions which are accumulated during the offering period (not to exceed an amount equal to 15% of the participant's actual eligible compensation during the offering period) by the lower of 85% of the fair market value of the Common Stock at the beginning or end of the offering period, and subject to the further limitation that the number of shares subject to any option granted to an employee shall not exceed the maximum number of shares set by the Board of Directors prior to the beginning of the offering period.

     In no event shall an employee be entitled to accrue rights to purchase shares under the Plan at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time the option is granted) for any calendar year in which such option is outstanding at any time, and the maximum shares subject to any option in any one calendar year shall in no event exceed 10,000.

     WITHDRAWAL.    A participant's interest in a given offering may be
terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the plan. Such withdrawal may be elected at any time prior to the end of the applicable option period. Any withdrawal by the participant of accumulated payroll deductions for a given offering automatically terminates the participant's participation in that offering. The failure to remain in the continuous employ of the Company for at least 20 hours per week during an offering period will be deemed to be a withdrawal from that offering. In the event of withdrawal, payroll deductions will be returned to a participant, without interest.

     CAPITAL CHANGES.    In the event any change is made in the Company's
capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made by the Board of Directors in the shares subject to purchase under the Purchase Plan and in the purchase price per share.

     NON-ASSIGNABILITY.    No rights or accumulated payroll deductions of a
participant under the Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

     AMENDMENT AND TERMINATION OF THE PLAN.    The Board of Directors may at any
time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the plan, materially modify the eligibility requirements or materially increase the benefits which may accrue under the plan.

     FEDERAL TAX INFORMATION.    The Purchase Plan, and the right of
participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will be subject to tax and the amount of the tax will depend upon the holding period.
If the shares are disposed of by the participant at least two years after the date of option grant (the beginning of the Offering Period) and at least one year after the date of option exercise (the date on which the shares were purchased by the participant), the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the option price, or
(b) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the grant date) will be treated as ordinary income, and any further gain will be long-term capital gain. If the shares are disposed of by the participant before two years after the date of option grant or one year after the date of option exercise (a disqualifying disposition), the participant will be taxed in the same manner as holders of nonstatutory options. (See discussion under the 1995 Stock Option Plan.) The

Company is not entitled to a deduction for amounts taxed as ordinary income to a participant except to the extent of ordinary income reported by participants upon a disqualifying disposition of shares.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to shares purchased under the Purchase Plan and does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside.

                    APPROVAL OF THE 1995 STOCK OPTION PLAN
                    --------------------------------------
                         (PROXY STATEMENT ITEM NO. 4)
                         ----------------------------

              YOUR BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF
                          THE 1995 STOCK OPTION PLAN

     The Company's 1995 Stock Option Plan (the "1995 Plan") was adopted by the Board on February 10, 1995 subject to ratification by the shareholders of the Company at the 1995 Annual Meeting. A total of 1,600,000 shares of Common Stock have been reserved for issuance under the 1995 Plan. This represents the approximate number of shares remaining in the Company's previously approved 1981 and 1987 Option Plans that are not subject to option grants. Thus, the net number of option shares approved remains essentially unchanged. Upon approval of the 1995 Plan, no additional option grants will be made to employees through the 1981 and 1987 Plans. Options may be granted pursuant to the 1995 Plan for ten years, until February 10, 2005; the 1995 Plan terminates for all purposes on February 10, 2015. As of March 31, 1995, and subject to approval of the 1995 Plan terminates for all purposes on February 10, 2015. As of March 31, 1995, and subject to approval of the 1995 Plan by the shareholders of the Company at the Annual Meeting, options to purchase approximately 823,000 shares have been granted.

     The affirmative vote of the holders of the majority of the Company's shares present or represented by proxy and entitled to vote at the meeting will be required to adopt the 1995 Plan. The Board believes that this plan is necessary to enable the Company to provide meaningful equity incentives to attract, motivate, and retain officers and key employees and recommends that the shareholders vote for ratification of this plan. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THOSE PROXIES.

     A summary of the principal provisions of the 1995 Plan is set forth below.

     PURPOSES. The purpose of the Company's stock option plans is to attract and retain talented key employees and to align their personal financial interests with those of the Company's shareholders. Generally, options are granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest over a four year period. This approach is designed to focus key employees on sustainable growth of the Company and the creation of shareholder value over the long term. Stock options are a major component of the compensation package of executive management.

     ADMINISTRATION.    The 1995 Plan is administered by a committee of
directors, consisting of at least two "disinterested persons" as that term is defined in Rule 16b-3 of the Exchange Act (the "Committee"). The Committee and the Board have the authority to determine the persons to whom options are granted, the number of shares covered by each option, the type of option, the times at which an option may be exercised, the exercise price, the method of payment, and certain other terms. The interpretations and construction of any provision of the 1995 Plan is within the sole discretion of the Committee, whose determination is final and binding. Eligible employees are generally granted options upon commencement of employment and are reconsidered for additional options periodically thereafter. In awarding stock options the Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.

     ELIGIBILITY.    Options may be granted to any person, including officers
and consultants, employed by the Company or any of its subsidiaries or its successors, but not to any person who, at the time of the grant, is a nonemployee director of the Company. The Committee selects the optionees and determines the number of shares to be subject to each option granted under the 1995 Plan.

     TERMS OF OPTIONS.    Options granted under the 1995 Plan may be either
Incentive Stock Options ("ISOs") as defined in Section 422 of the Internal Revenue Code (the "Code"), or nonstatutory stock options and become exercisable in accordance with terms established at the time of grant. Subject to the provisions of the 1995 Plan, all options granted are exercisable on such terms and conditions as the Committee determines. Each option is evidenced by a stock option agreement between the Company and the optionee setting forth the terms and conditions of the option. The term of an option granted under the plan may not exceed ten years. The maximum term of ISOs granted to holders of more than 10% of the outstanding stock of the Company is five years. Each option becomes exercisable in installments as approved by the Committee, and may be exercised on a cumulative basis at any time before expiration. The Company's current standard form of stock option agreement provides for the vesting of the shares subject to the option over a four-year basis with one-quarter vesting one year following the date of grant and the remainder vesting on a quarterly basis over the succeeding three-year period. The Company has however, from time to time, granted options with vesting schedules that are different from the standard vesting described above.

     The exercise price for ISOs may not be less than 100% of the fair market value of a share of the Company's common stock on the date of grant; the exercise price for nonqualified options may be as low as 85% of fair market value on that date. If the Optionee, at the time an ISO is granted, owns stock possessing more than 10% of the total voting power of all classes of stock, the exercise price may not be less than 110% of the fair market value on the date of grant. The 1995 Plan permits the payment of the exercise price in cash or other property acceptable to the Committee (including shares of the Company's stock).

     The 1995 Plan provides that options are nonassignable and nontransferable, other than by will or the laws of descent and distribution, and may be exercised only by the employee while he or she is employed by the Company. Unless otherwise determined by the Committee, options may be exercised only within three months after termination of employment, or within 12 months following termination of employment due to a permanent and total disability, or by the employee's estate within 12 months after his or her death, provided that such options were exercisable on the date of death or termination of employment

     CAPITAL CHANGES.    The 1995 Plan provides for appropriate adjustments of
the number of shares subject to outstanding options, the exercise price thereof, and the number of shares available for future grants, in the event the Company's Common Stock is changed by reason of a subdivision or consolidation of shares, stock split, or other similar corporate transaction. If the Company merges with or into another corporation, and is not the surviving corporation, and each outstanding option under the 1995 Plan is not assumed by the continuing or surviving corporation, then the vesting of all unvested options shall be accelerated and all options will become immediately exercisable.

     AMENDMENT AND TERMINATION OF THE 1995 PLAN.    The 1995 Plan terminates on
February 10, 2015, or the date when all shares subject to or which may become subject to the 1995 Plan have been purchased under options granted under the 1995 Plan, whichever is earlier, and no further exercise of options may be made after that date. However, all options granted under the 1995 Plan will remain in effect until such options have been satisfied by the issuance of shares or terminated in accordance with the 1995 Plan.

     The Board may from time to time suspend, terminate, or amend the 1995 Plan in any respect; provided, however, that the Board may not, without the consent of the optionee, amend any outstanding option, or without the approval of the shareholders, materially increase the benefits accruing to participants under 1995 Plan or materially modify the requirement as to eligibility for participation in the 1995 Plan.

     FEDERAL INCOME TAX INFORMATION.    If an option granted under the 1995 Plan
is an ISO, the optionee will recognize no income upon grant of the option and incur no tax liability due to the exercise of the option unless the optionee is subject to alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after exercise of the option, a gain will be treated as long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is an officer, director, or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. Under current law, the maximum long-term capital gain tax rate for individuals is 28% while the maximum ordinary income tax rate for individuals is 39.6%.

     All options which do not qualify as ISOs are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code within 30 days after the date of exercise. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment of cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1995 Plan, and does not purport to be complete. The foregoing does not discuss the income tax laws of any municipality, state, or foreign country in which an optionee may reside.

        APPROVAL OF  THE 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
        ---------------------------------------------------------------
                         (PROXY STATEMENT ITEM NO. 5)
                         ----------------------------

              YOUR BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF
              THE 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     The 1995 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Board of Directors on February 10, 1995 subject to ratification by the shareholders of the Company at the 1995 Annual Meeting. The Directors' Plan is designed to provide non-employee directors with an equity incentive through their proprietary interest in the Company and to encourage them to continue to serve as directors of the Company. Upon the adoption of this plan by the Board on February 10, 1995, each non-employee director received a grant of 10,000 shares. A total of 150,000 shares of Common Stock have been reserved for issuance under the Directors' Plan.

     The affirmative vote of the holders of the majority of the Company's shares present or represented by proxy and entitled to vote at the meeting will be required to ratify this plan. The Board believes that approval of the Directors' Plan is necessary to enable the Company to provide meaningful equity incentives to attract, motivate and retain non-employee directors and recommends that the shareholders vote for approval of the Directors' Plan. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THOSE PROXIES.

     A summary of the principal provisions of the Directors' Plan are set forth below.

     PURPOSE.    The purpose of the Directors' Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in increased Common Stock ownership by the members of the Board who are not employees of the Company or any of its subsidiaries and align directors interest with those of the shareholders.

     ADMINISTRATION.    The Directors' Plan is designed to work automatically.
Following the Annual Meeting at which the Shareholders approve the Directors' Plan, each director elected or reelected at an Annual Meeting is entitled to receive a grant of 10,000 shares as of the date of the Annual Meeting. The Plan grants each director 10,000 shares upon the adoption of the Plan by the Board, subject to shareholder approval. A director joining the Board for the first time receives an option for 15,000 shares. Where administration is necessary, it will be provided by the board of Directors, or the Board may delegate the administration of the Plan to a committee of the Board. The Board has not yet delegated the administration of this Plan. No discretion concerning decisions regarding the Director's Plan is afforded to any person who is not a "disinterested" person under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The interpretation and construction of any provision of the Directors' Plan by the plan's administrator is final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Directors' Plan.

     ELIGIBILITY.    The Directors' Plan provides for the grant of nonstatutory stock options to non-employee directors of the Company.

     TERMS OF OPTIONS.    Each option is evidenced by a stock option agreement
between the Company and the optionee setting forth the terms and conditions of the option. The term of an option granted under the plan may not exceed ten years. The option vests as to one-fourth of the shares at the end of the fourth full calendar quarter following the date the option was granted, and as to one-sixteenth of the shares at the end of each of the full calendar quarters thereafter.

     The exercise price for nonstatutory options granted under the Directors' Plan shall be the fair market value of a share of the Company's Common Stock on the date of grant. The Directors' Plan permits the payment of the exercise price in cash, in exchange for other shares of the Company's stock, by promissory note or other property acceptable to the Committee.

     The Directors' Plan provides that options are nonassignable and nontransferable, except pursuant to a qualified domestic relations order or by will or the laws of descent and distribution, and may be exercised only by the optionee. If the optionee ceases to be a Director for any reason other than his or her death or disability, the optionee shall have the right to exercise any option held at any time within six months after the date he or she ceases to be a Director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination. In the event of the death of an optionee, the option may be exercised at any time within five years after death, but only to the extent that the option would have been exercisable at the time of death. If an optionee is unable to continue his or her service as a director of the Company as a result of his or her total and permanent disability, the option may be exercised at any time within one year after the date of his or her termination, but only to the extent he or she was entitled to exercise it at the date of such termination.

     CAPITAL CHANGES.    The Directors' Plan provides for appropriate
adjustments of the number of shares subject to outstanding options, the exercise price thereof, and the number of shares available for future grants, in the event the Company's shares are changed by reason of a subdivision or consolidation of shares, stock split, or other similar corporate transaction.

     AMENDMENT AND TERMINATION OF THE DIRECTORS' PLAN.    The Directors' Plan
terminates on February 10, 2015, or the date when all shares subject to, or which may become subject to, the Directors' Plan have been purchased under options granted under the Directors' Plan, whichever is earlier and no further exercise of options may be made after that date. However, all options granted under the Directors' Plan will remain in effect until such options have been satisfied by the issuance of shares or terminated in accordance with the Directors' Plan.

     The Board may amend, alter, suspend or discontinue the Directors' Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any stock options then outstanding under the Directors' Plan, without the optionee's consent. Shareholder approval is required for any amendment to the Directors' Plan which would increase the number of shares reserved under the plan, materially modify the eligibility requirements or materially increase the benefits which may accrue under the plan. Except as otherwise may be required under applicable tax, securities or corporate law, other amendments may be adopted solely with the approval of the Board.

     FEDERAL INCOME TAX INFORMATION.    Options granted under the Directors'
Plan are nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Plan and does not purport to be complete. Further, this summary does not discuss the income tax effect of any municipality, state or foreign country in which an optionee may reside.

                    III.  SECURITY OWNERSHIP OF MANAGEMENT
                          AND PRINCIPAL SHAREHOLDERS

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The following table sets forth certain information concerning the Company's directors and executive officers:

      Name                               Age          Position
      ----                               ---          --------

      Jeffrey C. Kalb                    52           President and Chief Executive Officer

      John E. Trewin                     48           Vice President and Chief Financial Officer

      Richard W. Helfrich                47           Vice President, Marketing and Sales

      Dr. P. R. Hariharan                56           Vice President, Product Development

      Scott Hover-Smoot                  41           General Counsel and Corporate Secretary

      Arieh Schifrin                     57           Vice President, Operations

      Chan Desaigoudar                   56           Director

      Angel G. Jordan(1)(2)              64           Director

      Wade Meyercord(1)(3)               54           Chairman of the Board

      C.K.N. Patel(1)(2)                 57           Director

      Stuart Schube(1)(3)                55           Director

      John L. Sprague(1)(2)              65           Director

______
(1)  Member of Executive Committee
(2)  Member of Compensation Committee
(3)  Member of Audit Committee


     Jeffrey C. Kalb has been President and Chief Executive Officer of the Company since December 1994. He was President and Chief Operating Officer of MasPar Computer Corporation, a computer systems manufacturer, from 1988 to 1993. He was Vice President with Digital Equipment Corporation, a computer systems manufacturer, from 1983 to 1987.

     John E. Trewin has been Vice President and Chief Financial Officer since January 1995. He was Vice President and Chief Financial Officer of O'Brien Corporation, a coatings manufacturer, from 1990 to 1994 and Vice President and Chief Financial Officer of Ampex Corporation, a magnetic recording equipment and media manufacturer, from 1986 to 1989.

     Richard W. Helfrich has been Vice President of Marketing and Sales since August 1994. He was President and CEO of Multinational Electronics Services Corporation, an electronics equipment distributor and management consulting company, from 1990 to 1994 and Manager of Market Development at Advanced Micro Devices Corporation, a semiconductor manufacturing company, from 1986 to 1990.

     Dr. P. R. Hariharan has been Vice President of Product Development since August 1994. He was employed from 1967 to 1994 at Magnavox Electronics Systems Company, a defense electronics systems company, where he was Director of CAE Systems from 1991 to 1994.

     Arieh Schifrin has been Vice President, Operations since February 1995. He was a management consultant for high technology companies from 1991 to 1995. He has been an Executive Vice President for Catalyst Semiconductor, a semiconductor company, from 1989 to 1991; Executive Vice President of Xicor, Inc., a semiconductor manufacturing company, from 1980 to 1989; and Operations Manager for Data General Corp., a computer company, from 1977 to 1980.

     Scott R. Hover -Smoot has been Secretary and Corporate General Counsel since July 1994. He was Associate and Senior Associate at Berliner, Cohen, a law firm, from 1986 to 1994.

     Chan M. Desaigoudar is a Director of the Company. He served as Chairman of the Board and Chief Executive Officer from 1980 to 1994.

     Angel G. Jordan has been a Director of the Company since 1986. Mr. Jordan has been a Professor of Electrical & Computer Engineering at Carnegie-Mellon University since 1966. He was Provost from 1983 to 1991, Dean from 1979 to 1983. He is a Director of Keithley Instruments, Inc., a measurement test instrumentation company.

     Wade Meyercord is Chairman of the Board of Directors of the Company and has served on the Board of Directors since 1992. Mr. Meyercord is also President of Meyercord & Associate, a consulting company, since 1987. He was Chief Executive Officer of Read-Rite Corp., an electronic data storage products company, from 1984 to 1987. He is a Director of Health Advantage Ventures, a medical venture capital company, and Sun Medical Technologies, a medical service provider.

     C.K.N. Patel has been a Director of the Company since 1990. Mr. Patel has been Vice Chancellor for Research Programs at UCLA since 1993. He was Executive Director for Research Materials Science, Engineering and Academic Affairs Division, AT&T Bell Laboratories. He is a Director of Newport Corp., an optical components company, and Accuwave Corporation, a holographic devices manufacturer.

     Stuart Schube has been a Director of the Company since 1986. He has been President of Acorn Ventures, Inc., a venture capital management firm, and General Partner of the Genesis Fund, Ltd., a venture capital investment company, since 1986.

     John L. Sprague has been a Director of the Company since January 1994. He has been President of John L. Sprague Associates, a consulting company, since 1987. He was President and Chief Executive Officer of Sprague Electric Company, an electronics company, from 1981 to 1987.

                              STOCK OPTION TABLES

     The following table shows for each of the Named Executive Officers (as described in Part IV) certain information with respect to stock options granted during the last fiscal period.

                       Option Grants In Last Fiscal Year
                       ---------------------------------
                      (Nine Months Ended March 31, 1995)
                      ----------------------------------

                                                                          Potential Realizable
                                                                            Value at Assumed
                                                                          Annual Rates of Stock
                                                                          Price Appreciation for
                         Individual Grants                                     Option Term
- --------------------------------------------------------------------      ----------------------
  (a)             (b)            (c)            (d)           (e)          (f)        (g)
                               Percent of
                Number of        Total
                Securities      Options
                Underlying     Granted to     Exercise
                 Options       Employees      or Base
                 Granted       in Fiscal      Price       Expiration
Name               (#)           Year         ($/Share)      Date        5% ($)      10% ($)
- ---------------  -------       ---------     ----------   ----------   ---------   ----------
Jeffrey C. Kalb  400,000       36.6%         $3.93         2/10/05     $988,600    $2,505,000
Chan M.
 Desaigoudar      10,000         .9%         $3.93         2/10/05     $ 24,700    $   62,600

     The above options are exercisable over a four year period, with 25% execisable one year after date of grant and the balance exercisable in quarterly installments thereafter. Mr. Desaigoudar's options were granted pursuant to the 1995 Non-Employee Directors' Stock Option Plan.

     The following table sets forth as to each of the Named Executive Officers, certain information with respect to stock options exercised during the last fiscal year (nine months ended March 31, 1995) and unexercised options held as of March 31, 1995. Subsequent to March 31, 1995, the 370,000 of outstanding options held by Mr. Desaigoudar were terminated unexercised.



               Aggregated Options Exercises In Last Fiscal Year
               ------------------------------------------------
                           and FY-End Options Values
                           -------------------------

                    Shares                           Number of Shares                  Value of
                   Acquired                        Underlying Unexercised        Unexercised In-The-Money
                     On            Value            Options at FY-End (#)          Options at FY-End ($)
                                                    ---------------------          ---------------------
Name               Exercise (#)    Realized ($)    Exercisable  Unexercisable   Exercisable   Unexercisable
- -----------------  ------------    ------------    -----------  -------------   -----------   -------------
Jeffrey C. Kalb       0              0                 0          400,000            0         $178,000
Chan M.
 Desaigoudar          0              0               370,000(1)       0           $641,250(1)       0

 (1)  Terminated unexercised.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of May 31, 1995, (i) each person (or group of affiliated persons) who is known by the Company to own beneficially 5% or more of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Named Executive Officers, and (iv) all directors and executive officers as a group. Except as otherwise noted, the persons or entities in this table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them.


                                           Shares Beneficially
                                           -------------------
     Beneficial Owner (1)                       Owned(2)              Percent(3)
     --------------------                       --------              ----------

     Chan Desaigoudar(4)
      490 Santa Rosa Drive
      Los Gatos, CA 95030                      1,933,774               22.3%

     Hitachi Metals, Ltd.
      2-1-2 Marunouchi
      Chiyoda-ku, Tokyo 100 Japan                980,000               11.3%

     Stuart Schube(5)                             38,334                  *

     Angel G. Jordan(5)                           35,161                  *

     C.K.N. Patel(5)                              23,334                  *

     Wade Meyercord(5)                             7,800                  *

     John L. Sprague(5)                            5,000                  *

     Richard Helfrich(5)                           4,000                  *

     John E. Trewin(5)                             2,000                  *

     Directors and Executive Officers          2,049,403               23.6
     as a group (12 persons)


____________
*    Less than 1%.

(1) Based solely beneficial owners with upon the information Securities furnished by and such Exchange individuals Commission. or contained in filings made by such

(2) Includes shares subject to options exercisable within 60 days after July 17, 1995.

(3) Total shares calculation does not include the 1,500,000 shares held in trust for Class Action
     Shareholders litigation.

(4) Based solely upon information furnished by First Interstate Bank of California, record date May 31, 1995. Mr. Desaigoudar did not respond to the Company's Directors' and Officers' Questionnaire.

(5)  215 Topaz Street, Milpitas, California 95035.

              IV.  CORPORATE GOVERNANCE -- OFFICERS AND DIRECTORS

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended March 31, 1995 ("Fiscal 1995"), the Board of Directors held 3 regular meetings and 7 special meetings. Each director attended at least 80% of the meetings held during Fiscal 1995 which occurred on or after the initiation of their term as a director. Each director who served on the Compensation Committee also attended at least 100% of the Committee meetings held during Fiscal 1995 which occurred on or after the initiation of his term as a director.

     During Fiscal 1995 the Board of Directors of the Company had an Executive Committee, an Audit Committee, and a Compensation Committee. The Company does not have a Nominating Committee nor a committee that performs equivalent functions of a Nominating Committee.

     The Executive Committee consists of Messrs. Jordan, Meyercord, Patel, Schube and Sprague. The Executive Committee has all of the authority of the Board of Directors to act on any matter except with respect to (i) the approval of any action for which shareholder approval is required under the California Corporations Code; (ii) the filling of vacancies on the Board of Directors or on any committee thereof; (iii) the fixing of compensation for directors; (iv) the adoption, amendment or repeal of any bylaw; (v) the amendment or appeal of any resolution of the Board of Directors which by its terms is not so amendable or repealable; (vi) any distribution to shareholders except at a rate or within a price range determined by the Board of Directors; and (vii) the appointment of other committees of the Board of Directors or the members thereof. The Executive Committee held 6 meetings during Fiscal 1995.

     The Audit Committee oversees the Company's accounting and financial reporting policies and internal controls, reviews annual audit reports and management letters and makes recommendations to the Board of Directors regarding appointment of independent auditors. Prior to December 1, 1994 the Audit Committee consisted of Chan Desaigoudar, Wade Meyercord, and Stuart Schube.
That Audit Committee held 1 meeting during Fiscal 1995. The present Audit Committee, elected on February 10, 1995, consists of Wade Meyercord and Stuart Schube.

     Prior to December 1, 1994, the Compensation Committee consisted of Angel Jordan, C.K.N. Patel and Chan Desaigoudar. The present Compensation Committee consists of Angel Jordan, C.K.N. Patel, and John Sprague. The principal functions of this committee are to recommend to the Board the compensation of directors and officers of the Company, to oversee the administration of the Company's stock option plans, and to perform such other duties regarding compensation for employees and consultants as the Board may delegate from time to time. See also "Compensation Committee Report." The Compensation Committee held 3 meetings during Fiscal 1995.

EXECUTIVE COMPENSATION

     The Company has changed its fiscal year to end on March 31. Accordingly, the following tables sets forth all reportable compensation for the fiscal nine months ended March 31, 1995 and the fiscal years ended June 30, 1994 and 1993. Primarily because most members of senior management joined the Company during fiscal 1995, the compensation for each does not exceed $100,000 for the period and is not reportable, except for the position of CEO.

     The other executive officers as a group (five officers, excluding the CEO), presently receive base compensation totaling $569,000 on a twelve month basis. In addition, a bonus plan provides the opportunity to achieve an additional 25% of compensation based on performance. No other reportable compensation, other than stock option grants and employee benefits and 401(k) matching available to all employees, is currently provided to the executive officers. Total options for Common Stock granted to executive officers other than the CEO totaled 290,000 shares.

     The following table presents the reportable compensation for persons who held the position of CEO during the nine months ended March 31, 1995 (the "Named Executive Officers"):

                          SUMMARY COMPENSATION TABLE

                                                                                    Long-Term
                                             Annual Compensation                   Compensation
                                             -----------------------               ------------
     (a)                            (b)         (c)         (d)           (e)          (f)             (g)
                                                                         Other        Securities       All
                                                                         Annual       Underlying       Other
     Name and                                                            Compen-       Options        Compen-
   Principal Position               Year      Salary ($)    Bonus ($)    sation ($)      (#)          sation ($)(1)
- ---------------------               ----      -----------   ---------    ----------    --------       -------------

Jeffrey C. Kalb(2)                  1995(3)    $76,774      $20,000        None        400,000         $1,615(1)
  President and
  Chief Executive Officer

Chan M. Desaigoudar (4)             1995(3)    181,731       None          27,526(5)   10,000           2,331(1)
  Chairman, Chief Executive
  Officer, Vice Chairman,           1994(6)    250,000       None          82,769(5)  200,000(7)        4,600(1)
  Director
                                    1993(6)    250,000       None          82,479(5)  100,000(7)        4,000(1)

NOTES:
- ------
(1)  Company matching contributions to the 401k savings plan.

(2) Mr. Kalb joined the Company in December 1994. The Company does not have an employment agreement with its Chief Executive Officer or any compensation plan or arrangement with the Chief Executive Officer which results from the resignation, retirement or other termination of employment or from a change in control of the Company other than an agreement that if the Chief Executive Officer is terminated by the Company without cause, he is entitled to severance pay for nine months at the rate of $20,000 per month plus continuation of employee benefits such as medical, dental and disability coverage.

(3)  Nine months ended March 31.

(4)  As of December 2, 1994, no longer an employee of the Company.

(5) Other compensation provided Mr. Desaigoudar represents the total estimated value as determined in the course of the investigation into the compensation practices of the prior management. Included are the estimated value of automobiles provided for his and his family's use, payments towards a condominium ($20,000 in fiscal 1995) in Tempe, Arizona, country club dues, and other personal expenses reimbursed by the Company.

(6)  Twelve months ended June 30.

(7)  Terminated unexercised.

DIRECTOR COMPENSATION

     Directors are entitled to be paid, in addition to their out-of-pocket expenses, $500 per month plus $1,000 for each Board Meeting.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") recommends compensation of Company directors and officers to the Company's Board of Directors and oversees the administration of the Company's employee stock option plans.

     Compensation Philosophy.    The recent past has been a period of great
change for the Company at all levels and many members of the Company's current management have been with the Company only a short while. The Company believes that the new management team it has assembled is well suited to increasing shareholder value and contributing to the long-term success of the Company, and the Committee intends to pursue a compensation philosophy consistent with achieving those goals. In structuring the Company's compensation programs, the Committee's goals are to align compensation with the Company's business objectives and performance and to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. Consistent with these goals, the Company's compensation programs include a mix of salary, bonus and stock options. In particular, stock options are used to link executive incentives and the creation of shareholder value.

     Base Salary.    The Committee intends to review annually each executive
officer's base salary. When reviewing base salaries, the Committee intends to consider individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. Consistent with the Company's current size, the Committee believes current executive salaries are comparable to the average salaries offered by competitive companies.

     Bonus.    The Company's bonus plan provides for bonuses to be awarded to key employees based on specific goals achieved by the Company and the level of contribution to achievement of the goals by the key employees. The bonus plan is designed such that bonuses when combined with salaries create total compensation which is comparable to the average compensation of companies against which the Company competes in hiring and retaining key employees. Bonus awards depend on the extent to which Company and individual performance objectives are achieved. The Company's performance objectives include operating, strategic and financial goals considered critical to the Company's short and long term goals.

     Options. The purpose of the Company's stock option plans is to attract and retain talented key employees and to align their personal financial interests with those of the Company's shareholders. Options are granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest over a four year period. This approach is designed to focus key employees on sustainable growth of the Company and the creation of shareholder value over the long term. Stock options are a major component of the compensation package of executive management. Eligible employees are generally granted options upon commencement of employment and are considered for additional options periodically thereafter. In awarding stock options the Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.

     Section 162(m) of the Internal Revenue Code (the "Code") impose a limitations on the deductibility for federal income tax purposes of compensation over $1 million paid to certain Named Executive Officers in a taxable year. Compensation above $1 million is not subject to the limitation if it is "performance-based compensation" within the meaning of the Code. The Committee believes that at the present time it is unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and any fiscal Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

     CEO Compensation.    The Committee uses the same procedures described above
in setting the annual salary, bonus and stock option awards for the CEO. The CEO's salary is determined based on comparisons with competitive companies as described above. The Committee believes that the CEO's salary and bonus plan is comparable to the salaries offered to CEOs of competitive companies. In awarding stock options, the Committee considers the CEO's performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted.

     Conclusion.    As a significant portion of the Company's compensation
program is linked to Company performance, the Committee believes that compensation is closely tied to increases in long-term shareholder value.

     The foregoing reports of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Only Chan Desaigoudar was concurrently a member of the Compensation Committee and an officer and employee of the company during fiscal year 1995. No other members of the Compensation Committee of the Company's Board of Directors was at any time during the year ended March 31, 1995 or at any other time an officer or employee of the Company. Currently, no executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Mr. Wade Meyercord, Chairman of the Board of Directors since October 27, 1994, has been actively involved in the management of the Company since that date and has been compensated for his services to the extent that his efforts have been over and above the normal duties of an outside director. Compensation for these services totaled approximately $100,000 during the fiscal year ended March 31, 1995.

                     V.  FIVE-YEAR STOCK PERFORMANCE GRAPH

     The following graph compares the five-year cumulative total return for California Micro Devices Corporation ("CMD") Common Stock, the Standard & Poor's 500 Index ("S&P"), and the S&P Electronics (Semiconductors) Index (excluding
CMD).

     The graph assumes $100 was invested on March 31, 1990 in CMD Common Stock and $100 was invested at that same time in each of the S&P indexes. The comparison assumes that all dividends are reinvested. (CMD Common Stock has not paid dividends.)

                TOTAL SHAREHOLDERS RETURNS-DIVIDENDS REINVESTED
                -----------------------------------------------

                                                       Annual Return Percents

                                                            YEARS ENDING
     Company/Index                     Mar91    Mar92    Mar93    Mar94    Mar95
================================================================================
S&P 500 INDEX                          14.41    11.04    15.23     1.47    15.57
ELECTRONICS (SEMICONDUCTORS)            2.03    20.88    87.13    34.07    20.08

                                                              Index returns

                                                               Years Ending
     Company/Index            Mar90    Mar91    Mar92    Mar93    Mar94    Mar95
================================================================================
S&P 500 INDEX                 100     114.41   127.05   148.39   148.55   171.68
ELECTRONICS (SEMICONDUCTORS)  100     102.03   123.33   230.79   309.41   371.58

                        PERFORMANCE GRAPH APPEARS HERE

                             CMD Stock Performance
- --------------------------------------------------------------------------------
                              Mar90    Mar91    Mar92    Mar93    Mar94    Mar95
================================================================================
Closing Price                $3.625   $2.500   $6.750   $7.125  $18.250  $4.375
Annual Return %                  NA   (31.03)  170.00     5.56   156.14  (76.03)
Index Return                    100    68.97   186.22   196.57   503.50  120.70

     Pursuant to Securities and Exchange Commission regulations, this chart is not "soliciting material", is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent shareholders were complied with, with the exception of Chan Desaigoudar.

                              VI.  OTHER BUSINESS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment.



                 VII. SHAREHOLDER PROPOSALS TO BE PRESENTED AT
                              NEXT ANNUAL MEETING

     Proposals of shareholders intended to be presented by such shareholders at next year's Annual Meeting must be received by the Company at its principal office no later than March 20, 1996, and must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

                                   FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for the period ended March 31, 1995 is being mailed with this proxy statement to shareholders entitled to notice of the meeting. THE COMPANY WILL PROVIDE, UPON WRITTEN REQUEST, AND WITHOUT CHARGE TO SUCH SHAREHOLDER, AN ADDITIONAL COPY OF THE ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND LIST OF EXHIBITS. If exhibit copies are requested, a copying charge of $0.20 per page will be made. Requests should be sent to Investor Relations, California Micro Devices Corporation, 215 Topaz Street, Milpitas, California 95035-5430.



                      By Order of the Board of Directors


                      /s/ SCOTT HOVER-SMOOT
                      __________________________________
                      Scott Hover-Smoot, Secretary

                      Milpitas, California

                                                                            LOGO

                      CALIFORNIA MICRO DEVICES CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 15, 1995
                      SOLICITED BY THE BOARD OF DIRECTORS
  The undersigned shareholder of California Micro Devices Corp. ("CMD"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 20, 1995, and hereby appoints Wade F. Meyercord and Stuart Schube, and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of CMD to be held at the Great America Marriott Hotel, 2700 Mission College Blvd., Santa Clara, California on September 15, 1995 at 9:00 a.m. local time, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. To elect six (6) directors to serve until the next annual meeting of shareholders and until the election and qualification of their successors.

            [_] FOR all nominees listed below
                (except as indicated)        [_] WITHHOLD

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

    Dr. Angel Jordan, Jeffrey Kalb, Wade Meyercord, Dr. C.K.N. Patel, Stuart
                            Schube, Dr. John Sprague

2. To ratify the selection of the firm of Ernst & Young, LLP, as independent accountants for the fiscal year ending March 31, 1996.

            [_] FOR      [_] AGAINST      [_] ABSTAIN

3. To approve the 1995 Stock            4. To approve the 1995 Employee Stock
   Option Plan.                            Purchase Plan

   [_] FOR  [_] AGAINST  [_] ABSTAIN       [_] FOR  [_] AGAINST  [_] ABSTAIN

5. To approve the 1995 Non-Employee Directors' Plan
   [_] FOR   [_] AGAINST   [_] ABSTAIN

and, in their discretion, upon such other matters which may properly come before the meeting or any adjournment thereof.

                                                                            LOGO
  THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ALL OF THE MATTERS SET FORTH HEREIN, INCLUDING FOR THE ELECTION OF THE LISTED DIRECTORS, FOR THE RATIFICATION OF ERNST & YOUNG, LLP, AS INDEPENDENT ACCOUNTANTS, FOR THE APPROVAL OF THE 1995 STOCK OPTION
PLAN, FOR THE APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN, FOR THE APPROVAL OF THE 1995 NON-EMPLOYEE DIRECTORS' PLAN, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                Dated: _________________ , 1995

                                                -------------------------------
                                                            Signature

                                                -------------------------------
                                                            Signature

                                                This proxy should be marked,
                                                dated and signed by the
                                                shareholder(s) exactly as his or
                                                her name appears hereon, and
                                                returned promptly in the
                                                enclosed envelope. Persons
                                                signing in a fiduciary capacity
                                                should so indicate. If shares
                                                are held by joint tenants or as
                                                community property, both should
                                                sign.


IF YOU INTEND TO ATTEND THE SHAREHOLDERS MEETING, PLEASE CHECK HERE
 [_] Yes, I will be attending     [_] No, I will not be attending